SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2008

HIGHLANDS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

West Virginia	0-16761	55-0650793
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or organization		Identification No.)

P.O. Box 929
Petersburg, WV	26847
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (304) 257-4111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously
Satisfy the filing obligation of the registrant under any of the following provisions:

_____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

_____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

_____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On January 8, 2008, the Board of Directors of the Company approved a new Code of Business Conduct and Ethics, which applies to all directors, officers and employees of the Company and its subsidiaries.  The new Code of Business Conduct and Ethics is intended to replace the Company’s existing code of ethics, a copy of which was attached as Exhibit 14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.  A copy of the Company’s new Code of Business Conduct and Ethics is attached to this Current Report on Form 8-K as Exhibit 14.1.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

14.1	Highlands Bankshares, Inc. Amended and Restated By Laws

HIGHLANDS BANKSHARES, INC.
(Registrant)

/s/R. Alan Miller
R. Alan Miller, Finance Officer

January 14, 2008